Exhibit 99.1
Audit Committee Charter
Applied Minerals, Inc.

Role

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee's purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company's financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company and internal control over financial reporting, and the performance of the Company's internal audit function and independent auditor. The Committee reviews and assesses the qualitative aspects of the Company’s financial reporting to stockholders, the Company’s financial risk assessment and management, and the Company’s ethics and compliance programs. The Committee is directly responsible for the appointment (subject to stockholder ratification), compensation, retention, and oversight of the independent auditor.

Membership

The membership of the Committee consists of at least three directors, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements. Each member shall, in the judgment of the Board, have the ability to read and understand fundamental financial statements and otherwise meet the financial sophistication standard established by the requirements of the NASDAQ Stock Market, LLC. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Generally, no member of the Committee may serve on more than three audit committees of publicly traded companies (including the Audit Committee of the Company) at the same time. For this purpose, service on the audit committees of a parent and its substantially owned subsidiaries counts as service on a single audit committee.

Operations

The Committee meets at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will meet periodically in executive session without Company management present. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may adopt its own rules of procedure not inconsistent with (a) this Charter, (b) the Bylaws of the Company, or (c) the laws of the state of Delaware.

Communications

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firm's fees and other retention terms. The Company will provide the Committee with appropriate funding, as the Committee determines, for the payment of compensation to the Company's independent auditor, outside counsel, and other advisors as it deems appropriate, and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. The Committee will have access to the Company's books, records, facilities, and personnel. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities and Duties

In performing its functions, the Audit Committee shall review the Company's financial reporting process and internal controls, the Company’s compliance with legal and regulatory requirements, and review and appraise the audit efforts of the Company's independent auditor and internal auditors.

To fulfill its responsibilities and duties, the Audit Committee shall:

I.  Documents/reports/accounting information review

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Meet with management and the independent auditor to review and discuss the Company’s annual financial statements and quarterly financial statements (prior to the Company’s Form 10K and Form 10-Q filings or release of earnings), as well as all internal control reports (or summaries thereof).  Review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor (or summaries thereof).

•	Recommend to the Board whether the financial statements should be included in the annual report on Form 10-K or in the quarterly reports on Form 10-Q.

•	Review the regular internal reports to management (or summaries thereof) prepared by the internal auditors.

II. Financial Reporting Processes, Accounting Policies, and Internal Control Structure

•	In consultation with the independent auditor and management, review the acceptability and the quality of the accounting principles applied in the Company's financial reporting process.

•	Periodically review the adequacy and effectiveness of the Company’s disclosure controls and procedures.

•	Review management’s assessment of the effectiveness of internal control over financial reporting as of the end of the most recent fiscal quarter.

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Understand the scope of the internal and independent auditors’ review of internal control over financial reporting and obtain reports on significant findings and recommendations, together with management responses.

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Receive and review any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of: a) significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

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Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; major issues as to the adequacy of the Company’s internal controls; and any special audit steps adopted in light of material control deficiencies.

•	Review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the Company.

•	Review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

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Establish and oversee procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including procedures for confidential, anonymous submissions by Company employees regarding questionable accounting or auditing matters The established system must be unbiased and prevent retaliation against a reporting employee.

•	Complaints will be sent directly to a member of the Audit Committee and complaints will be monitored regularly and summarized for the full Audit Committee.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

III. Relation with the Independent Auditor

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Appoint and recommend that the Board of Directors submit for stockholder ratification, compensate, retain, and oversee the work performed by the independent auditor retained for the purpose of preparing or issuing an audit report or related work. Review the performance and independence of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Audit Committee and the Audit Committee will oversee the resolution of disagreements between management and the independent auditor if they arise

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Meet with independent auditor and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditor.

•	Evaluate and approve in advance all audit and non-audit services proposed to be provided by the independent auditor in accordance with the Company policy approved by the Audit Committee.

•	Review the independent auditors’ report on the Company’s assessment of internal control over financial reporting

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Hold timely discussions with the independent auditor regarding the following: a) all critical accounting policies and practices; b) all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; c) other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted difference

IV. Relationship with the Internal Auditors

The internal auditors will report to the CFO; however they will have clear lines of communications directly to the Chairman of the Audit Committee and all Audit Committee members. The CFO will review with the Audit Committee the following matters relative to internal audit:

•	The dismissal, appointment and replacement of the senior internal auditing executive and the internal audit responsibilities, reporting methodologies, and staffing.

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The proposed scope of internal auditors’ work for the current year. The Audit Committee will monitor and direct changes to the scope of their work during the year and discuss their audit findings and proposed follow up.

•	Significant reports prepared by internal audit and management’s responses.

•	Changes (if any) to the internal audit charter.

V. Ethical Compliance and Legal Compliance

•	Oversee, review, and periodically update the Company’s code of business conduct and ethics and the Company’s system to monitor compliance with and enforce this code.

•	Review, with the Company’s counsel, legal compliance and legal matters that could have a significant impact on the Company’s financial statements.

VI. Other Responsibilities

•	The Audit Committee shall communicate the matters discussed at each Audit Committee meeting with the Board of Directors.

•	Establish hiring policies for employees or former employees of the independent auditor.

•	Annually conduct a self-appraisal.

•	Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

The Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles and establishing satisfactory internal control over financial reporting. The independent auditor is responsible for auditing the Company's financial statements and the effectiveness of the Company's internal control over financial reporting. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, to assure compliance with laws and regulations or the Company's standards of business conduct, codes of ethics, internal policies, procedures, and controls, or to manage and control risks to which the Company may be exposed.

Audit Committee Charter

The Committee will regularly review the adequacy of the Audit Committee Charter and shall have the Board of Directors approve the Charter.